                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                   DR. BENJAMIN S. CARSON
                                                --------------------------------
                                                     Dr. Benjamin S. Carson

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                   CARLETON S. FIORINA
                                                --------------------------------
                                                     Carleton S. Fiorina

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                   CLAUDIO X. GONZALEZ
                                                --------------------------------
                                                     Claudio X. Gonzalez

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                       GORDON GUND
                                                --------------------------------
                                                         Gordon Gund

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                      DOROTHY JOHNSON
                                                --------------------------------
                                                        Dorothy Johnson

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                   WILLIAM E. LAMOTHE
                                                --------------------------------
                                                     William E. LaMothe

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                      ANN MCLAUGHLIN
                                                --------------------------------
                                                        Ann McLaughlin

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                      J. RICHARD MUNRO
                                                --------------------------------
                                                        J. Richard Munro

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                     HAROLD A. POLING
                                                --------------------------------
                                                       Harold A. Poling

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                  DR. WILLIAM C. RICHARDSON
                                                --------------------------------
                                                    Dr. William C. Richardson

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                     DONALD H. RUMSFELD
                                                --------------------------------
                                                       Donald H. Rumsfeld

                                POWER OF ATTORNEY


         The undersigned, a director of Kellogg Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Richard M. Clark and Edward J. Gildea, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.




September 25, 1998                                   DR. JOHN L. ZABRISKIE
                                                --------------------------------
                                                     Dr. John L. Zabriskie